SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     /X/ Filed by the Registrant

         Filed by a Party other than the Registrant

     Check the appropriate box:

         Preliminary proxy statement
     /X/ Definitive proxy statement.
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12 Confidential, for use of the Commissioner only (as permitted by Rule 14a-6(e)(2)


                             OneAmerica Funds, Inc.
                (Name of Registrant as Specified in its Charter)



     Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.

         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which  transaction  applies:
               N/A

          (2)  Aggregate number of securities to which transaction applies: N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

          (4)  Proposed maximum aggregate value of transaction: N/A

          (5)  Total fee paid: $0

          Fee paid previously with preliminary materials.

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid: N/A

               (2)  Form, Schedule or Registration Statement No.: N/A

               (3)  Filing Party: N/A

               (4)  Date Filed: N/A

                                     NOTICE


                             ONEAMERICA FUNDS, INC.
                               ONE AMERICAN SQUARE
                             INDIANAPOLIS, IN 46282

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 16, 2007





To the Shareholders of OneAmerica Funds, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of OneAmerica Funds, Inc. (the "Fund") will be held at 9:30 a.m. on November 16, 2007, at One American Square, Indianapolis, IN 46282, as adjourned from time to time (the "Meeting"). At the Meeting, shareholders of the Fund will be called upon to consider the following proposals:

          PROPOSAL 1: To elect six (6) Directors to the Board of Directors; and

          PROPOSAL 2: To conduct such other business as may properly come before the Meeting.

After careful consideration, the Directors of the Fund unanimously approved and recommend that you vote "For" Proposal 1. Shareholders of record as of the close of business on September 28, 2007 (the "Record Date") are entitled to vote at the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares.

By Order of the Board of Directors of OneAmerica Funds, Inc.,

/s/ Richard M. Ellery

Richard M. Ellery
Assistant Secretary

Indianapolis, Indiana
October 22, 2007


Your vote is very important regardless of the number or shares you owned on the Record Date. Shareholders who do not expect to attend the Meeting are requested to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. It is important that proxies be returned promptly. Whether or not you plan to attend the Meeting, please complete the enclosed proxy.

                                 PROXY STATEMENT


                             ONEAMERICA FUNDS, INC.
                               ONE AMERICAN SQUARE
                             INDIANAPOLIS, IN 46282
                                 (888) 564-3384

                         ANNUAL MEETING OF SHAREHOLDERS

                                NOVEMBER 16, 2007



     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors ("Board") of OneAmerica Funds, Inc. (the "Fund") for use at an Annual Meeting of Shareholders to be held at 9:30 a.m. (EST) on November 16, 2007, at One American Square, Indianapolis, IN 46282, as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying Notice. A Proxy also accompanies this Proxy Statement. It is anticipated that the first mailing of the Proxy Statement and related materials to shareholders will be on or about October 22, 2007.

Shareholder Reports

     Shareholders can find important information about the Fund in the Annual Report dated December 31, 2006 and in the Semi-Annual Report dated June 30, 2007, each of which has previously been mailed to shareholders. Shareholders may request another copy of the Reports by writing to the Fund at the address given above, or by calling the toll-free number that is listed above.

       PROPOSAL 1: ELECTION OF DIRECTORS TO THE FUND'S BOARD OF DIRECTORS

     Currently, the Board consists of the following five (5) Directors:  Stephen
J. Helmich; James W. Murphy; Donald Stuhldreher; Gilbert F. Viets; and Jean L. Wojtowicz. The Board held four meetings during the fiscal year ended December 31, 2006. Each current Director attended every meeting of the Board.

     In light of an anticipated change to the Board's composition, shareholders are asked to consider the election of four nominees as Directors of the Fund:
Stephen J. Helmich; James W. Murphy; Gilbert F. Viets; and Jean L. Wojtowicz. Each of the aforementioned nominees currently serve as Directors of the Fund and other than Mr. Helmich previously have been elected as Directors by Fund shareholders. In addition, two other new nominees are presented to the shareholders for election as Directors of the Fund. The new nominees are William
R. Brown and K. Lowell Short, Jr. The nominees have indicated their willingness to serve as Directors, and the Board knows of no reason why the nominees would be unable to serve. However, in the event of any such unavailability, proxies received will be voted for any substituted nominee that the Board may recommend. No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Fund.



Certain information concerning each nominee is set forth in the following table.

  Name, Age and Address in      Current     Term of Office    Principal Occupation(s)      Number of          Other
            2007               Position     and Length of     During the Past 5 Years    Portfolios in    Directorships
                               with the        Service                                    Fund Complex       held by
                                 Fund                                                     Overseen by       Director
                                                                                            Director
                                             INDEPENDENT DIRECTOR NOMINEES

Stephen J. Helmich, Age 58    Director     Indefinite,       President,                        5              None
307 Galahad Drive                          12/17/2004 to     Cathedral High School
Franklin, IN 46131                         present           (1999 to present)

K. Lowell Short, Jr., Age 50                                 CFO, Forethought                  5              None
8842 Traders Landing                                         Financial Group
Brownsburg, IN 46112                                         (10/06-7/07); Senior Vice
                                                             President,  Finance,
                                                             Conseco Insurance
                                                             Companies (11/86-10/06)

Gilbert F. Viets, Age 64      Director     Indefinite,       Deputy Commissioner and           5              St. Vincent
2105 N. Meridian St.,                      9/27/2004 to      Chief of Staff, Indiana                          Indianapolis
Ste. 400                                   present           Department of                                    Hospital
Indianapolis, IN 46202                                       Transportation (12/2006
                                                             to present); State of
                                                             Indiana Office of
                                                             Management & Budget
                                                             (2005-12/2006); Chief
                                                             Financial Officer/Chief
                                                             Restructuring
                                                             Officer/Special Assistant
                                                             to the Chairman, ATA
                                                             Holdings, Inc.
                                                             (7/2004-11/2005);
                                                             Associate Clinical
                                                             Professor, Indiana
                                                             University (8/2002-7/2004)

Jean L. Wojtowicz, Age 50     Director     Indefinite,       President, Cambridge              5              Vectren Corp.,
7107 Royal Oakland Ct.                     9/22/2003 to      Capital                                          First Merchants
Indianapolis, IN 46236                     present           Management Corp.                                 Corp. & First
                                                             (1983 to Present)                                Internet Bank
                                                                                                              of Indiana

                                              INTERESTED DIRECTOR NOMINEES

William R. Brown*,  Age 68                                   General Counsel &                 5              Franklin
6674 Flowstone Way                                           Secretary, American                              College
Indianapolis, IN 46237                                       United Life Insurance
                                                             Company(R) (1/1996 until
                                                             his retirement on
                                                             8/10/2002)

James W. Murphy*, Age 71      Director     Indefinite,       Senior Vice President,            5              None
11800 Pebblepoint Pass                     7/26/1989 to      Corporate Finance,
Carmel, Indiana 46033                      present           American United Life
                                                             Insurance Company(R)
                                                             (5/01/1977 until his
                                                             retirement on 4/01/2000)

* Due to their former employment with American United Life Insurance Company(R) ("AUL") and their current receipt of deferred compensation from AUL, Mr. Brown and Mr. Murphy each may be deemed to be an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")

     The persons named as proxies on the enclosed Proxy will vote your shares for the election of the nominees unless you withhold authority to vote for the nominees in your Proxy. It is proposed, and the Board recommends, that shareholders elect the nominees.

Ownership by Director Nominees of the Fund's Equity Securities

     A dollar range of securities, as of December 31, 2006, that is beneficially owned by each Director nominee in the Fund, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Director nominee that are in the same family of investment companies as the Fund, may be found in the following table.



Name of Director Nominee              Dollar Range of Equity Securities    Aggregate Dollar Range of Equity Securities
                                       in the Fund                         in All Funds Overseen by Director or Nominee
                                                                           in Family of Investment Companies *

William R. Brown                      Over $100,000                       Over $100,000
Stephen H. Helmich                    $10,001 - $50,000                   $10,001 - $50,000
James W. Murphy                       None                                None
Gilbert F. Viets                      $50,001-$100,000                    $50,001-$100,000
K. Lowell Short, Jr.                  None                                None
Jean L. Wojtowicz                     None                                None

*In disclosing the dollar range of equity securities beneficially owned by a Director nominee in these columns, the following ranges are used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; and (v) over
$100,000

                         Executive Officers of the Fund


Information regarding the executive officers of the Fund is set forth in the table below.


Name and Age*                Current Position with          Term of Office and        Principal Occupation
                                     the Fund               Length of Service         during the last Five
                                                                                            Years

Dayton H. Molendorp, Age 60         President           Indefinite, 9/27/04 to     Chairman, American United Life Insurance
                                                         present                   Company(R) (2/2007 to Present), President and
                                                                                   CEO, American United Life Insurance Company(R)
                                                                                   (9/2004 to Present); Executive Vice President,
                                                                                   American United Life Insurance Company(R)
                                                                                   (2/2003-9/2004); Senior Vice President,
                                                                                   Individual Division, American United Life
                                                                                   Insurance Company(R) (9/1999-2/2003);

Constance E. Lund, Age 54           Treasurer           Indefinite, 2/2/00 to      Senior Vice President, Corporate Finance,
                                                        present                    American United Life Insurance Company(R)
                                                                                   (1/2000 to present)


Thomas M. Zurek, Age 59             Secretary           Indefinite, 12/13/02 to    General Counsel & Secretary, American  United
                                                        present                    Life Insurance Company(R) (8/2002 to  present)


Daniel Schluge, Age 47              Assistant Treasurer Indefinite, 2/23/07 to     Controller, American United Life Insurance
                                                        present                    Company(R) (7/2000 to present)

Richard M. Ellery, Age 36           Assistant Secretary Indefinite, 8/24/07 to     Associate General Counsel, American United Life
                                                        present                    Insurance Company(R)  (1/2007 to present);
                                                                                   Assistant General Counsel, American United  Life
                                                                                   Insurance Company(R) (5/2004-1/2007); Senior
                                                                                   Counsel (11/2001-5/2004)

*The executive officers may be reached at One American Square, Indianapolis, IN 46282.

As of December 31, 2006, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate.

Remuneration of Directors and Officers

     The Fund pays those Directors who are not officers or employees of AUL a fee of $7,500 per year plus $1,000 per board meeting attended. The Chairman of the Board is paid an additional $5,000 per year. A Chairman of any chartered committee of the Board is paid an additional $1,000 per year. Each member of any chartered committee of the Board is paid $450 per committee meeting attended. The Fund also pays travel expenses incurred by Directors to attend Board meetings. During the fiscal year ended December 31, 2006, the Fund paid fees aggregating $66,200 to all Directors who are not officers or employees of the AUL. AUL pays all salaries, fees, and expenses of any Director or officer of the Fund who is an officer or employee of AUL, and the Fund makes no payments to such persons.

     The following table sets forth the compensation that the Fund paid to each Director for the calendar year ended December 31, 2006.


Name                            Aggregate Compensation from Fund   Total Compensation from Fund and
                                                                         Fund Complex*
Stephen J. Helmich                    $12,400                             $12,400
James W. Murphy                       $11,500                             $11,500
Donald J. Stuhldreher**               $16,500                             $16,500
Gilbert F. Viets                      $12,400                             $12,400
Jean L. Wojtowicz                     $13,400                             $13,400

*Represents total fees paid by the Fund to each Director indicated for the calendar year ended December 31, 2006.

**Donald J. Stuhldreher resigned as of 8/28/07.

Board Committees

         Audit Committee

     The Audit Committee is composed of Ms. Wojtowicz (Chair), and Messrs. Helmich and Viets, each of whom is a Director who is not an "interested person"(for regulatory purposes) of the Fund (an "Independent Director"). All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by SEC rules. The committee normally meets twice per year in conjunction with winter and summer in-person meetings of the Board of Directors, or more frequently as called by the Chair. The committee meets with the Fund's Treasurer and Chief Compliance Officer, with personnel responsible for the internal audit function of AUL, and with the Fund's independent auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the independent auditors retained by the Fund. The committee assists the Board in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fund and the Fund's service providers, (ii) the financial reporting processes of the Fund, (iii) the independence, objectivity and qualification of the auditors to the Fund, (iv) the annual audits of the Fund's financial statements, and (v) the accounting policies and disclosures of the Fund. The committee also considers and approves
(i) the provision by any outside auditor of any non-audit services for the Fund, and (ii) the provision by any outside auditor of certain non-audit services to the Fund's service providers and their affiliates to the extent that such approval is required under applicable regulations of the SEC. In addition, the committee oversees and receives reports on the Fund's service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls.

     The committee reviews at least annually a report from the independent auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will review periodically the Fund's major internal control exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect to compliance with the Fund's investment restrictions, the code of ethics relating to personal securities transactions, the Fund's Compliance Program, and anti-money laundering requirements. During the fiscal year ended December 31, 2006, the committee held two meetings.

         Nominating Committee

     The Board does not have a separately-designated standing nominating committee or a nominating committee charter. Rather, each Independent Director participates in the consideration of Director nominees and thus fulfills the role of a nominating committee member. The Board does not have a policy with regard to the consideration of any director candidates recommended by shareholders, as the Directors believe that they are capable of identifying qualified candidates. Director candidates are identified by the Chairman and evaluated by the Board. The current Director nominees were recommended by the Independent Directors.

         Compensation Committee

     The Board does not have a separately-designated standing compensation committee.



Communications with the Board

     The Fund does not have a formal process for shareholders to send communications to the Board. The sole shareholders of the Fund are AUL and the separate accounts of AUL. Since AUL also serves as the investment adviser to the Fund, communication between the Fund and the shareholders occurs on a regular basis. There is, therefore, no need for a formal procedure.

     The Board, including the Independent Directors, unanimously recommends that shareholders vote FOR the election of the nominees to the Board. Unmarked proxies will be so voted.



                                  OTHER MATTERS

     The Board and management know of no other business to be brought before the Meeting other than as set forth above. If however, any other matters properly come before the Meeting, it is the intention of the person(s) named in the enclosed Proxy to vote on such matters in accordance with their best judgment.


                                OTHER INFORMATION

Fund Service Providers

     American United Life Insurance Company(R), located at One American Square, Indianapolis, Indiana 46282, serves as the Fund's investment adviser. The Bank of New York, located at One Wall Street, Seventeenth Floor, New York, New York 10286, serves as the Fund's administrator, fund accountant and custodian. Unified Fund Services, Inc., located at 431 North Pennsylvania Street, Indianapolis, IN 46204-1806. The Fund has not engaged a principal underwriter.



Information on Independent Registered Certified Public Accounting Firm

     PricewaterhouseCoopers LLP ("PwC") has been selected by the Board as independent registered public accounting firm to examine the financial statements of the Fund for the fiscal year ending December 31, 2007. PwC also has served in this capacity during each of the Fund's last two fiscal years. In connection with its audit services, PwC will examine and opine on the financial statements for the Fund, and it may also provide tax services and assistance and consultation with respect to SEC filings. PwC has advised the Fund that it has no direct financial or material indirect financial interest in the Fund. A representative of PwC, if requested by any shareholder, will be present at the Meeting, either in person or telephonically, to respond to appropriate shareholder questions.


Fees for Services to the Fund

     The following table provides information on the aggregate fees billed by PwC for professional services rendered to the Fund for each of the last two fiscal years.


Fiscal Year Ended   Audit Fees        Audit-Related     Tax Fees*         All Other Fees    Totals
                                      Fees

December 31, 2006   $46,500           None              $11,900           None              $58,400
December 31, 2005   $44,200           None              $8,600            None              $52,800

* These reflect the aggregate fees billed for tax compliance, tax advice, tax planning, or tax preparation by PwC to the Fund.

Fees for Non-Audit Services

     The following table provides the aggregate non-audit fees billed by PwC for services rendered to the Fund and AUL for each of the last two fiscal years.

Entity                          Fiscal Year Ended 12/31/06      Fiscal Year Ended 12/31/05
Fund                                   $11,900                         $8,600
AUL                                     None                            None

Pre-Approval Policies and Procedures

     The Audit Committee meets with PwC and management to review and pre-approve all audit services, tax services, and any other services to be performed by PwC on behalf of the Fund. The Audit Committee approves the engagement of the auditor for each fiscal year. At the time of the annual engagement of the Fund's independent registered public accountant, the Audit Committee receives a list and description of expected audit and non audit services with an estimated budget of fees. Additional services may also be approved on a project-by-project basis in accordance with the same standards. The Audit Committee pre-approved 100% of the audit and non-audit fees listed in the tables above.


Voting Information

     Shareholders of record at the close of business on September 28, 2007 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Shares of each series of the Fund (each "a Portfolio") have equal rights and privileges with all other shares of that Portfolio. Shares of each Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

     To vote, shareholders may sign and mail the Proxy received with the Proxy Statement or attend the Meeting in person. Timely and properly executed Proxies will be voted as instructed by shareholders. A shareholder may revoke his or her Proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at One American Square, Indianapolis, IN 46282, by execution of a subsequent Proxy, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered Proxy.

     The shares of the Portfolios of the Fund are sold to one or more separate accounts of AUL to serve as the investment medium for variable annuity and variable life insurance contracts issued by AUL (the "Contracts"). Although AUL is the legal owner of the shares of the Portfolios, AUL will request voting instructions from persons having voting interests under a Contract and will exercise the voting rights attributable to the shares of each Portfolio of the Fund in proportion to the voting instructions received. As of the close of business on the Record Date, AUL American Unit Trust, AUL American Individual Unit Trust, AUL American Individual Variable Annuity Unit Trust, and AUL American Individual Variable Life Unit Trust (registered separate accounts of
AUL), as well as AUL Group Retirement Annuity Separate Account II, OneAmerica Value Separate Account, OneAmerica Investment Grade Bond Separate Account, and OneAmerica Short Term Separate Account (unregistered separate accounts of AUL), and AUL were the sole shareholders of record of the Fund, although other separate accounts of AUL or other affiliated or unaffiliated insurance companies and their separate accounts may become shareholders in the future.

     In connection with the solicitation of voting instructions, it is expected that AUL will furnish a copy of this Proxy Statement to persons having the voting interest under a Contract. That person is the Owner or Participant, depending on the type of retirement plan under which a Contract is issued. Generally, a Participant will have a voting interest under a Contract to the extent of the vested portion of his or her Account Value. In the case of a Contract acquired in connection with an Employee Benefit Plan or an Employer Sponsored 403(b) Program, AUL may furnish the Owner with sufficient copies of this Proxy Statement for all Participants under a Contract with any voting interest thereunder. Defined terms in this Proxy Statement generally correspond to like terms in the Prospectus for the registered unit trusts, listed above.

     AUL is required to vote shares attributable to Contracts or Participant accounts for which it has not received timely voting instructions in the same proportion as it votes shares attributable to Contracts and Participant accounts for which it has received voting instructions in a timely manner. To the extent permitted by applicable laws and regulations, AUL will vote the shares that it has purchased directly and holds in its general account in its own discretion. The persons permitted to give instructions for each Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Meeting will be determined as of the Record Date.

     The number of shares (and votes) of each Portfolio of the Fund, $0.001 par value, that were outstanding as of the Record Date, as well as the shares that were directly owned by AUL and held in its general account as of the Record Date, are set forth in the following table.



OneAmerica(R) Portfolio                Outstanding  Shares (and votes) as         Record  Ownership  by  AUL  as  of
                                              of the Record Date                              Record Date

Value                                              14,971,943
Investment Grade Bond                              11,775,862
Money Market                                      229,093,811
Asset Director                                     17,419,767
Socially Responsive                                   512,828                                        351,685

     Following is information about Participants or Contract Owners who are known to be entitled to give voting instructions with respect to 5% or more of the shares of the Fund as of the Record Date:


Name(s) of Portfolio(s)                Name of Beneficial Owner         Number of Shares    Percent of Shares

OneAmerica Investment Grade            Trustees of American United         856,593.71                  7.27%
Bond Portfolio                         Life Insurance Company(R)
                                       Pension Trust

     The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

     Proxies that reflect abstentions or broker "non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote, and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the NYSE, members of the NYSE who exercise investment discretion for beneficial owners of Fund shares may vote on Proposal 1 without instructions from the beneficial owners of the Fund's shares. Abstentions or broker non-votes with respect to Proposal 1 will have the effect of a vote AGAINST the Proposal.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those Proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those Proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Required Vote

     The election of the Director nominees (Proposal 1) requires the vote of a majority of the outstanding shares of the Fund represented at the Meeting at which a quorum is present. The shares of all Portfolios are voted together on the Proposal.

Expense Information

     The expense of preparing, printing and mailing the enclosed Proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by the Fund's officers or agents.

Shareholders' Proposals

     As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a future meeting of Fund shareholders should send the proposals to the Fund at Attn: Richard M Ellery P.O. Box 368, Indianapolis, Indiana 46206, so as to be received in a reasonable time before a proxy solicitation for the next meeting is made. However, shareholder proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws. Persons named as proxies for a subsequent shareholders' meeting will vote at their discretion with respect to proposals submitted on an untimely basis.

     To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed Proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

YOU ARE URGED TO PROMPTLY FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY. ONLY SIGNED AND DATED VOTING INSTRUCTIONS RECEIVED BY NOVEMBER 14, 2007 AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE WILL BE COUNTED.

                       By Order of the Board of Directors

                              /s/ Richard M. Ellery

                                Richard M. Ellery
                               Assistant Secretary

Indianapolis, Indiana
October 22, 2007

                                      PROXY

                             OneAmerica Funds, Inc.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at the Annual Meeting of Shareholders of OneAmerica Funds, Inc. (the "Fund") to be held at 9:30 a.m. (EST) on November 16, 2007 at One American Square, Indianapolis, Indiana 46282, as adjourned from time to time (the "Meeting"). Please take the time to read the Proxy Statement and cast your vote.

     The undersigned Contract Owner or Participant under a variable annuity or variable life insurance contract ("Contract") hereby instructs Thomas M. Zurek, Secretary of the Fund (or in his absence, his duly authorized designee) and American United Life Insurance Company(R) ("AUL"), on behalf of the AUL American Unit Trust, the AUL American Individual Unit Trust, the AUL American Individual Variable Annuity Unit Trust, the AUL American Individual Variable Life Unit Trust, the AUL Group Retirement Annuity Separate Account II, OneAmerica Value Separate Account, OneAmerica Investment Grade Bond Separate Account, OneAmerica Short Term Separate Account, and AUL to vote the Shares of the Fund attributable to his or her Contract at the Meeting in the manner directed below with respect to the matters referred to in the Notice and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in Mr. Zurek's (or his designee's) or AUL's discretion, upon such other matters as may properly come before the Meeting .

Proposal 1

     To elect the following persons to serve as Directors: William R. Brown, Stephen J. Helmich, James W. Murphy, K. Lowell Short, Jr., Gilbert F. Viets and Jean L. Wojtowicz.

     [ ] VOTE FOR all           [ ] WITHOLD           [ ] VOTE FOR all
         nominees.              AUTHORITY to           nominees, except
                                vote for all           nominee(s) whose
                                nominees               name(s) is/are
                                                       written in the space
                                                       below.

THIS VOTING INSTRUCTION/PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED (OR NOT VOTED) IN THE MANNER SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION/PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR. IF THIS VOTING
INSTRUCTION/PROXY IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY AUL IN THE SAME PROPORTION AS THOSE FOR WHICH PROPERLY EXECUTED VOTING INSTRUCTIONS/PROXIES HAVE BEEN RECEIVED.


Dated:                                      Signature(s):



YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND, BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND MAIL THIS VOTING INSRUCTION/PROXY PROMPTLY.